Exhibit 99.1
Lennox International Reports Third Quarter Results
•	Record $1.10 adjusted earnings per diluted share and $0.96 GAAP earnings per diluted share

•	Free cash flow up more than 50% year-to-date to $102 million

•	In softer macroeconomic environment, lowering 2008 revenue guidance from down 0-2% to down 3-5%

•	Reducing 2008 adjusted EPS guidance from $2.85-$3.00 to $2.65-$2.75; GAAP guidance now $2.29-$2.39
DALLAS, October 22 — Lennox International Inc. (NYSE: LII) today reported financial results for the third quarter of 2008.
Revenue for the third quarter was $974 million, 5% below the prior-year quarter. Excluding the positive impact of foreign exchange, revenue would have been down 7%. Diluted earnings per share on an adjusted basis, a non-GAAP measure, was $1.10, up 17% from $0.94 in the year-ago quarter. Diluted earnings per share on a GAAP basis was $0.96, up 9% from $0.88 in the year-ago quarter.
“Strong operational execution offset market headwinds and enabled Lennox to post solid earnings results and strong cash generation in the third quarter,” said Todd Bluedorn, Chief Executive Officer. “Looking ahead, we expect market conditions to remain challenging as end markets continue to soften. We therefore continue to accelerate cost reduction and operational efficiency initiatives. Our adjusted EPS guidance is now a range of 6-10% above last year.”
(Note: See attached schedules for financial details, reconciliations of non-GAAP financial measures, and a description of adjusting items.)
FINANCIAL HIGHLIGHTS
Revenue: Revenue for the third quarter was $974 million, 5% below the prior year. Excluding the positive impact of foreign exchange, revenue would have been down 7%. Lower volume across all business segments impacted revenue growth.
Gross Profit: Gross profit for the third quarter was $281 million, down 4% from $294 million in the year-ago quarter. Gross profit margin improved over last year by 40 basis points to 28.9%. This improvement was the result of greater manufacturing efficiencies and higher pricing, which offset higher commodity costs.

Net Income: For the third quarter of 2008, adjusted net income was $62.8 million, or $1.10 diluted earnings per share, compared to $65.4 million, or $0.94 diluted earnings per share in the third quarter of 2007. On a GAAP basis, third quarter of 2008 net income was $54.9 million, or $0.96 diluted earnings per share, compared to $61.2 million, or $0.88 diluted earnings per share in the prior-year quarter.
Adjusted net income results for the third quarter of 2008 exclude the following items (after-tax):
•	$6.2 million charge from restructuring activities primarily in the Commercial and Refrigeration businesses, of which $3.6 million was from projects announced in the third quarter.

•	$1.7 million loss from the net change in unrealized losses on open futures contracts, and other items.
Free Cash Flow and Total Debt: Net cash provided by operations in the third quarter was $116 million, consistent with $116 million in the prior-year quarter. The company invested $16 million in capital assets resulting in free cash flow of $100 million for the quarter. Free cash flow for the first 9 months of the year was $102 million, up $36 million over the same period a year ago. Total debt at the end of September 2008 was $402 million and net debt was $261 million, down $80 million from the end of June. Total cash, cash equivalents and short-term investments were $141 million, and the current ratio exceeded 1.5.
BUSINESS SEGMENT HIGHLIGHTS
Residential Heating & Cooling
Third quarter 2008 revenue from the Residential Heating & Cooling business segment was $414 million, a decrease of 9% from $456 million in the year-ago quarter. Segment profit was $55 million and segment profit margin was 13%, compared to $64 million and segment profit margin of 14% a year ago. Results were impacted by lower volume and higher commodity costs, partially offset by favorable pricing, product mix, and cost reductions.
Commercial Heating & Cooling
Revenue in the Commercial Heating & Cooling business segment was $251 million, down 1% from $255 million in the year-ago quarter. Total segment profit was a record $40 million and segment profit margin was 16%, compared to $38 million and segment profit margin of 15% in the year-ago quarter. Commercial performance was led by strong sales and profit growth in Europe. Overall results for Commercial benefited from cost reductions, improved pricing, and foreign exchange, with offsets from lower volume, mix, and higher commodity costs.

Service Experts
Revenue in the Service Experts business segment was $168 million for the third quarter, down 9% from $184 million in the year-ago quarter. Segment profit was $5 million and segment profit margin was 3%, compared to $9 million segment profit and 5% segment profit margin in the year-ago quarter. Financial results were impacted by lower residential volume, partially offset by ongoing cost reduction and operational efficiency initiatives.
Refrigeration
Revenue in the Refrigeration business segment increased 3% to $163 million, including favorable foreign exchange impact. Segment profit declined to $17 million from $18 million in the year-ago quarter, and segment profit margin declined to 10% from 11%. Volume was down, mix was flat, and pricing and foreign exchange were favorable.
FULL-YEAR OUTLOOK
As global markets have become more challenging and effects of the economic downturn are being seen on a broader basis, the company is lowering its revenue and EPS guidance for 2008.
•	Reducing 2008 full-year revenue guidance to a range of down 3-5% versus the previous range of down 0-2%.

•	Reducing 2008 adjusted EPS guidance to a range of $2.65-$2.75 versus the previous range of $2.85-$3.00.

•	GAAP earnings per share guidance for 2008 is now $2.29-$2.39 versus the previous target of $2.61-$2.76, reflecting the full-year impact of $4.9 million after tax of additional restructuring charges announced in the third quarter.

•	Further lowering 2008 capital spending guidance to approximately $70 million compared to previous guidance of $75 million.

•	Corporate expense guidance is now approximately $60 million for 2008 compared to previous guidance of $60-65 million.
CONFERENCE CALL INFORMATION
A conference call to discuss the company’s third quarter results will be held this morning at 9:30 a.m. (CDT). To listen, please call the conference call line at 612-234-9959 at least 10 minutes prior to the scheduled start time and use reservation number 963684. This conference call will also be webcast on Lennox International’s web site at http://www.lennoxinternational.com.
If you are unable to participate in this conference call, a replay will be available from 12:00 p.m. (Central) October 22 through October 29 by dialing 800-475-6701 (US) or 320-365-3844 (International) using access code 963684. This call will also be archived on the company’s web site.

Lennox International Inc. is a global leader in the heating, air conditioning, and refrigeration markets. Lennox International stock is traded on the New York Stock Exchange under the symbol “LII.” Additional information is available at: http://www.lennoxinternational.com or by contacting Steve Harrison, vice president, investor relations, at 972-497-6670.
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous risks and uncertainties including the impact of higher raw material prices, LII’s ability to implement price increases for its products and services, and the impact of unfavorable weather and a decline in new construction activity on the demand for products and services that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see LII’s publicly available filings with the Securities and Exchange Commission. LII disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three and Nine Months Ended September 30, 2008 and 2007
(Unaudited, in millions, except per share data)

	For the		For the
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007

NET SALES	$974.0	$1,029.8	$2,744.0	$2,863.1
COST OF GOODS SOLD	692.8	736.2	1,972.8	2,075.8

Gross profit	281.2	293.6	771.2	787.3
OPERATING EXPENSES:
Selling, general and administrative expenses	180.5	194.3	570.8	582.7
Losses (gains) and other expenses, net	3.2	(1.2)	(4.6)	(5.2)
Restructuring charges	8.4	4.3	18.9	14.2
Impairment of equity method investment	—	—	2.3	—
Income from equity method investments	(2.0)	(2.7)	(8.0)	(8.9)

Operational income	91.1	98.9	191.8	204.5
INTEREST EXPENSE, net	3.8	1.9	10.3	4.8
OTHER EXPENSE, NET	0.1	0.2	0.2	0.3

Income before income taxes	87.2	96.8	181.3	199.4
PROVISION FOR INCOME TAXES	32.3	35.6	68.9	69.3

Net income	$54.9	$61.2	$112.4	$130.1

NET INCOME PER SHARE:
Basic	$0.99	$0.92	$1.96	$1.93
Diluted	$0.96	$0.88	$1.90	$1.84

AVERAGE SHARES OUTSTANDING:
Basic	55.3	66.6	57.2	67.4
Diluted	57.0	69.8	59.1	70.7

CASH DIVIDENDS DECLARED PER SHARE	$0.14	$0.13	$0.42	$0.39

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
SEGMENT NET SALES AND PROFIT
For the Three Months and Nine Months Ended September 30, 2008 and 2007
(Unaudited, in millions)

	For the		For the
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Net Sales
Residential Heating & Cooling	$414.0	$456.5	$1,193.9	$1,315.5
Commercial Heating & Cooling	251.4	255.1	646.1	650.6
Service Experts	168.0	183.9	491.0	512.0
Refrigeration	162.9	157.5	486.8	450.1
Eliminations (A)	(22.3)	(23.2)	(73.8)	(65.1)

	$974.0	$1,029.8	$2,744.0	$2,863.1

Segment Profit (Loss) (B)
Residential Heating & Cooling	$55.3	$63.7	$118.5	$143.2
Commercial Heating & Cooling	40.3	37.8	73.2	76.6
Service Experts	4.5	9.2	10.8	18.4
Refrigeration	16.7	17.8	48.9	46.6
Corporate and other	(16.3)	(23.4)	(37.2)	(64.2)
Eliminations (A)	1.8	—	(0.3)	(0.2)

	102.3	105.1	213.9	220.4
Reconciliation to income before income taxes:
Losses (gains) and other expenses, net	3.2	(1.2)	(4.6)	(5.2)
Restructuring charges	8.4	4.3	18.9	14.2
Impairment of equity investment	—	—	2.3	—
Interest expense, net	3.8	1.9	10.3	4.8
Other expense, net	0.1	0.2	0.2	0.3

Less: Realized gains on settled futures contracts not designated as cash flow hedges	0.1	1.5	1.2	3.2
Less: Foreign currency exchange (losses) gains	(0.5)	1.6	4.3	3.7

	$87.2	$96.8	$181.3	$199.4

(A)	Eliminations consist of intercompany sales between business segments, such as products sold to Service Experts by the Residential Heating & Cooling segment.

(B)	The Company defines segment profit and loss as a segment’s income or loss before income taxes included in the accompanying Consolidated Statements of Operations:
Excluding:
•	Gains and/or losses and other expenses, net.

•	Restructuring charges.

•	Goodwill and equity method investment impairments.

•	Interest expense, net.

•	Other expense, net.
Less amounts included in Gains and Other Expenses, net:
•	Realized gains and/or losses on settled futures contracts not designated as cash flow hedges.

•	Foreign currency exchange gains and/or losses.

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
As of September 30, 2008 and December 31, 2007
(In millions, except share and per share data)

	September 30,	December 31,
	2008	2007
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$107.1	$145.5
Short-term investments	34.0	27.7
Accounts and notes receivable, net	552.6	492.5
Inventories, net	353.1	325.7
Deferred income taxes	30.6	30.9
Other assets	49.2	48.4

Total current assets	1,126.6	1,070.7
PROPERTY, PLANT AND EQUIPMENT, net	334.9	317.9
GOODWILL, net	256.2	262.8
DEFERRED INCOME TAXES	82.3	94.0
OTHER ASSETS	73.8	69.2

TOTAL ASSETS	$1,873.8	$1,814.6

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt	$5.4	$4.8
Current maturities of long-term debt	11.2	36.4
Accounts payable	349.0	289.8
Accrued expenses	342.6	352.1
Income taxes payable	16.3	1.1

Total current liabilities	724.5	684.2
LONG-TERM DEBT	384.9	166.7
POSTRETIREMENT BENEFITS, OTHER THAN PENSIONS	15.5	16.2
PENSIONS	34.0	34.8
OTHER LIABILITIES	109.6	104.2

Total liabilities	1,268.5	1,006.1

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Preferred stock, $.01 par value, 25,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.01 par value, 200,000,000 shares authorized, 83,816,213 shares and 81,897,439 shares issued for 2008 and 2007, respectively	0.8	0.8
Additional paid-in capital	799.2	760.7
Retained earnings	536.1	447.4
Accumulated other comprehensive income	40.8	63.6
Treasury stock, at cost, 28,455,830 shares and 19,844,677 shares for 2008 and 2007, respectively	(771.6)	(464.0)

Total stockholders’ equity	605.3	808.5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,873.8	$1,814.6

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
Reconciliation to U.S. GAAP (Generally Accepted Accounting Principles) Measures
(Unaudited, in millions, except per share and ratio data)
Reconciliation of Net Income to Adjusted Net Income

	For the Three Months Ended September 30, 2008
		Net Change in
		Unrealized
		Losses on
		Open Futures
		Contracts and
	As	Other Items,	Restructuring	As
	Reported	Net	Charges	Adjusted
NET SALES	$974.0	$—	$—	$974.0
COST OF GOODS SOLD	692.8	—	—	692.8

Gross profit	281.2	—	—	281.2
OPERATING EXPENSES:
Selling, general and administrative expenses	180.5	—	—	180.5
Losses (gains) and other expenses, net[1]	3.2	(2.7)	—	0.5
Restructuring charges	8.4	—	(8.4)	—
Income from equity method investments	(2.0)	—	—	(2.0)

Operational income	91.1	2.7	8.4	102.2
INTEREST EXPENSE, net	3.8	—	—	3.8
OTHER EXPENSE, NET	0.1	—	—	0.1

Income before income taxes	87.2	2.7	8.4	98.3
PROVISION FOR INCOME TAXES	32.3	1.0	2.2	35.5

Net income	$54.9	$1.7	$6.2	$62.8

NET INCOME PER SHARE — DILUTED	$0.96	$0.03	$0.11	$1.10

Note: Management uses adjusted net income, which is not defined by U.S. GAAP, to measure the Company’s operating performance and to analyze period-over-period changes in operating income with and without the effects of certain gains and other expenses, net, restructuring charges and impairment of equity method investment. Management believes that excluding these effects is helpful in assessing the overall performance of the Company.

[1]	Losses (gains) and other expenses, net include the following:

	For the Three Months Ended September 30, 2008
	Pre-tax (Gain)	Tax Provision	After-tax (Gain)
	Loss	(Benefit)	Loss
Net change in unrealized losses on open futures contracts	2.8	(1.0)	1.8
Foreign currency exchange loss	0.5	(0.3)	0.2
Other items, net	(0.1)	—	(0.1)

Losses (gains) and other expenses, net	$3.2	$(1.3)	$1.9

	For the Three Months Ended September 30, 2007
		Net Change in
		Unrealized
		Losses on
		Open Futures
		Contracts and
	As	Other Items,	Restructuring	As
	Reported	Net	Charges	Adjusted
NET SALES	$1,029.8	$—	$—	$1,029.8
COST OF GOODS SOLD	736.2	—	—	736.2

Gross profit	293.6	—	—	293.6
OPERATING EXPENSES:
Selling, general and administrative expenses	194.3	—	—	194.3
Gains and other expenses, net[2]	(1.2)	(1.9)	—	(3.1)
Restructuring charges	4.3	—	(4.3)	—
Income from equity method investments	(2.7)	—	—	(2.7)

Operational income	98.9	1.9	4.3	105.1
INTEREST EXPENSE, net	1.9	—	—	1.9
OTHER EXPENSE, NET	0.2	—	—	0.2

Income before income taxes	96.8	1.9	4.3	103.0
PROVISION FOR INCOME TAXES	35.6	0.5	1.5	37.6

Net income	$61.2	$1.4	$2.8	$65.4

NET INCOME PER SHARE — DILUTED	$0.88	$0.02	$0.04	$0.94

[2]	Gains and other expenses, net include the following:

	For the Three Months Ended September 30, 2007
	Pre-tax (Gain)	Tax Provision	After-tax (Gain)
	Loss	(Benefit)	Loss
Realized gains on settled futures contracts	$(1.5)	$0.5	$(1.0)
Net change in unrealized losses on open futures contracts	1.4	(0.5)	0.9
Foreign currency exchange gain	(1.6)	0.6	(1.0)
Other items, net	0.5	—	0.5

Gains and other expenses, net	$(1.2)	$0.6	$(0.6)

	For the Nine Months Ended September 30, 2008
		Net Change in
		Unrealized
		Losses on
		Open Futures		Impairment
		Contracts and		of Equity
	As	Other Items,	Restructuring	Method	As
	Reported	Net	Charges	Investment	Adjusted
NET SALES	$2,744.0	$—	$—	$—	$2,744.0
COST OF GOODS SOLD	1,972.8	—	—	—	1,972.8

Gross profit	771.2	—	—	—	771.2
OPERATING EXPENSES:
Selling, general and administrative expenses	570.8	—	—	—	570.8
Gains and other expenses, net[3]	(4.6)	(0.7)	—	—	(5.3)
Restructuring charges	18.9	—	(18.9)	—	—
Impairment of equity method investment	2.3	—	—	(2.3)	—
Income from equity method investments	(8.0)	—	—	—	(8.0)

Operational income	191.8	0.7	18.9	2.3	213.7
INTEREST EXPENSE, net	10.3	—	—	—	10.3
OTHER EXPENSE, NET	0.2	—	—	—	0.2

Income before income taxes	181.3	0.7	18.9	2.3	203.2
PROVISION FOR INCOME TAXES	68.9	0.2	5.9	—	75.0

Net income	$112.4	$0.5	$13.0	$2.3	$128.2

NET INCOME PER SHARE — DILUTED	$1.90	$0.01	$0.22	$0.04	$2.17

[3]	Gains and other expenses, net include the following:

	For the Nine Months Ended September 30, 2008
	Pre-tax (Gain)	Tax Provision	After-tax (Gain)
	Loss	(Benefit)	Loss
Realized gains on settled futures contracts	$(1.0)	$0.4	$(0.6)
Net change in unrealized losses on open futures contracts	0.4	(0.1)	0.3
Foreign currency exchange gain	(4.3)	—	(4.3)
Other items, net	0.3	(0.1)	0.2

Gains and other expenses, net	$(4.6)	$0.2	$(4.4)

	For the Nine Months Ended September 30, 2007
		Net Change in
		Unrealized
		Losses on
		Open Futures		Change in
		Contracts and		Estimated Tax
	As	Other Items,	Restructuring	Gain from Prior	As
	Reported	Net	Charges	Year	Adjusted
NET SALES	$2,863.1	$—	$—	$—	$2,863.1
COST OF GOODS SOLD	2,075.8	—	—	—	2,075.8

Gross profit	787.3	—	—	—	787.3
OPERATING EXPENSES:
Selling, general and administrative expenses	582.7	—	—	—	582.7
Gains and other expenses, net[4]	(5.2)	(1.7)	—	—	(6.9)
Restructuring charges	14.2	—	(14.2)	—	—
Income from equity method investments	(8.9)	—	—	—	(8.9)

Operational income	204.5	1.7	14.2	—	220.4
INTEREST EXPENSE, net	4.8	—	—	—	4.8
OTHER EXPENSE, NET	0.3	—	—	—	0.3

Income before income taxes	199.4	1.7	14.2	—	215.3
PROVISION FOR INCOME TAXES	69.3	0.4	5.1	3.2	78.0

Net income (loss)	$130.1	$1.3	$9.1	$(3.2)	$137.3

NET INCOME (LOSS) PER SHARE — DILUTED	$1.84	$0.02	$0.13	$(0.05)	$1.94

[4]	Gains and other expenses, net include the following:

	For the Nine Months Ended September 30, 2007
	Pre-tax (Gain)	Tax Provision	After-tax (Gain)
	Loss	(Benefit)	Loss
Realized gains on settled futures contracts	$(3.2)	$1.2	$(2.0)
Net change in unrealized losses on open futures contracts	1.1	(0.4)	0.7
Foreign currency exchange gain	(3.7)	1.3	(2.4)
Other items, net	0.6	—	0.6

Gains and other expenses, net	$(5.2)	$2.1	$(3.1)

Reconciliation of Estimated Adjusted Net Income to GAAP Net Income per Share — Diluted

For the Year
Ended
December 31, 2008
ESTIMATED
Adjusted net income per share — diluted	$2.65 - $2.75
Restructuring charges	(0.32)
Impairment of equity method investment	(0.04)

GAAP net income per share — diluted	$2.29 - $2.39

Free Cash Flow

	For the Three Months	For the Three Months
	Ended	Ended
	September 30, 2008	September 30, 2007
Net cash provided by operating activities	$116.0	$115.8
Purchase of property, plant and equipment	(15.6)	(19.5)

Free cash flow	$100.4	$96.3

	For the Nine Months	For the Nine Months
	Ended	Ended
	September 30, 2008	September 30, 2007
Net cash provided by operating activities	$138.8	$110.5
Purchase of property, plant and equipment	(37.3)	(44.5)

Free cash flow	$101.5	$66.0

Operational Working Capital

		September 30,		September 30,
		2008		2007
	September 30,	Trailing	September 30,	Trailing
	2008	12 Mo. Avg.	2007	12 Mo. Avg.
Accounts and Notes Receivable, Net	$552.6		$630.8
Allowance for Doubtful Accounts	19.2		18.9

Accounts and Notes Receivable, Gross	571.8	$556.6	649.7	$577.1

Inventories	353.1		358.7
Excess of Current Cost Over Last-in, First-out	73.8		73.9

Inventories as Adjusted	426.9	438.1	432.6	439.6

Accounts Payable	(349.0)	(336.0)	(349.4)	(340.7)

Operating Working Capital (a)	649.7	658.7	732.9	676.0

Net Sales, Trailing Twelve Months (b)	3,630.6	3,630.6	3,736.8	3,736.8

Operational Working Capital Ratio (a/b)	17.9%	18.1%	19.6%	18.1%

Note: Management uses free cash flow and operational working capital, which are not defined by U.S. GAAP, to measure the Company’s operating performance. Free cash flow and operational working capital are also two of several measures used to determine incentive compensation for certain employees.